Exhibit 99.3


                               KeySpan Corporation
                               Segment Information
                        Three Months Ended March 31, 2004
                            (In Thousands of Dollars)


                                                          Energy Investments
                                                     ------------------------------              Total                     Total
                                  Gas       Electric   Gas Exploration     Other      Energy    Operating  Reconcilia-   Consolida-
                             Distribution   Services   and Production   Investments  Services    Segments      tions        tion
                             -------------------------------------------------------------------------------------------------------
 Unaffliated Revenues           1,927,779     359,136    152,419           27,180    44,078     2,510,592                2,510,592
 Intersegment Revenues                  -           -          -            1,265     2,474         3,739     (3,739)            -
                             -------------------------------------------------------------------------------------------------------
                                1,927,779     359,136    152,419           28,445    46,552     2,514,331     (3,739)     2,510,592
                             -------------------------------------------------------------------------------------------------------

 Operation Expenses
 Purchased Gas                  1,226,573           -          -                -         -     1,226,573          -      1,226,573

 Purchased Fuel                         -     101,489          -              123         -       101,612          -        101,612

 Operations and Maintenance       172,399     147,098     25,151           15,388    61,684       421,721    (14,734)       406,987

 Depreciation, Depletion and
  Amortization                     76,940      21,606     61,921            4,981     1,948       167,397      3,752        171,149

 Operating Taxes                   72,214      41,740      3,239              748       401       118,342      4,020        122,362

                             -------------------------------------------------------------------------------------------------------
 Total Operating Expenses       1,548,126     311,933     90,311           21,240    64,033     2,035,644     (6,962)     2,028,682
                             -------------------------------------------------------------------------------------------------------

 Income from Equity
  Investments                           -                                   5,717         -         5,717          -          5,717

                             -------------------------------------------------------------------------------------------------------
 Operating Income                 379,653      47,203     62,108           12,922   (17,482)      484,404      3,223        487,627
                             =======================================================================================================

                               Segment Information
                        Three Months Ended June 30, 2004
                            (In Thousands of Dollars)


                                                          Energy Investments
                                                     ------------------------------               Total                      Total
                                  Gas       Electric   Gas Exploration     Other      Energy    Operating   Reconcilia-   Consolida-
                             Distribution   Services   and Production   Investments  Services    Segments       tions        tion
                              ------------------------------------------------------------------------------------------------------
 Unaffliated Revenues          676,363        433,763   118,926          6,842        41,912     1,277,806                1,277,806
 Intersegment Revenues               -              -         -          1,278         2,938         4,216      (4,216)           -
                              ------------------------------------------------------------------------------------------------------
                               676,363        433,763   118,926          8,120        44,850     1,282,022      (4,216)   1,277,806
                              ------------------------------------------------------------------------------------------------------

 Operation Expenses
 Purchased Gas                 363,130              -         -              -             -       363,130           -      363,130

 Purchased Fuel                      -        130,218         -            114             -       130,332          15      130,347

 Operations and Maintenance    168,141        172,071    14,855          6,954        48,431       410,452     (19,122)     391,330

 Depreciation, Depletion and
  Amortization                   66,810         22,359    92,728            865         2,054       184,816       4,181      188,997

 Operating Taxes                43,217         41,203     2,500            605           394        87,919       2,337       90,256

                              ------------------------------------------------------------------------------------------------------
 Total  Operating Expenses     641,298        365,851   110,083          8,538        50,879     1,176,649     (12,589)   1,164,060
                              ------------------------------------------------------------------------------------------------------

 Income From Equity
  Investments                        -              -     2,545          5,867             -         8,412           -        8,412

                              ------------------------------------------------------------------------------------------------------
 Operating Income               35,065         67,912    11,388          5,449        (6,028)      113,785       8,373      122,158
                              ======================================================================================================

                               Segment Information
                      Three Months Ended September 30, 2004
                            (In Thousands of Dollars)

                                                          Energy Investments
                                                     ------------------------------               Total                      Total
                                  Gas       Electric   Gas Exploration     Other      Energy    Operating   Reconcilia-   Consolida-
                             Distribution   Services   and Production   Investments  Services    Segments       tions        tion
                              -----------------------------------------------------------------------------------------------------
 Unaffliated Revenues          419,208        503,879     4,975             3,792      43,690     975,544                  975,544
 Intersegment Revenues               -              -         -             1,274       2,934       4,208       (4,208)          -
                              -----------------------------------------------------------------------------------------------------
                               419,208        503,879     4,975             5,066      46,624     979,752       (4,208)    975,544
                              -----------------------------------------------------------------------------------------------------

 Operation Expenses
 Purchased Gas                 186,619              -         -                 -           -     186,619            -     186,619

 Purchased Fuel                      -        175,906         -               103           -     176,009           19     176,028

 Operations and Maintenance    148,816        153,712     1,466             5,395      49,015     358,404      (13,651)    344,754

 Depreciation, Depletion and
  Amortization                  63,381         21,590     1,279               763       2,084      89,097        3,697      92,794

 Operating Taxes                44,019         41,513       238               576         415      86,761        2,764      89,525

 Goodwill impariment                                                                   14,424      14,424            -      14,424

                              -----------------------------------------------------------------------------------------------------
 Total  Operating Expenses     442,835        392,721     2,983             6,837      65,939     911,315       (7,171)    904,144
                              -----------------------------------------------------------------------------------------------------

 Income From Equity
  Investments                        -              -    10,340             5,873           -      16,213            -      16,213

                              -----------------------------------------------------------------------------------------------------
 Operating Income              (23,627)       111,158    12,332             4,102     (19,315)     84,650        2,963      87,613
                              =====================================================================================================

                               KeySpan Corporation
                               Segment Information
                        Three Months Ended March 31, 2003
                            (In Thousands of Dollars)

                                                          Energy Investments
                                                     ------------------------------               Total                      Total
                                  Gas       Electric   Gas Exploration     Other      Energy    Operating   Reconcilia-   Consolida-
                             Distribution   Services   and Production   Investments  Services    Segments       tions        tion
                              ------------------------------------------------------------------------------------------------------
 Unaffliated Revenues           1,832,701     397,700    127,847         25,212        40,022     2,423,482               2,423,482
 Intersegment Revenues                             25                     1,252         1,426         2,703    (2,703)            -
                              ------------------------------------------------------------------------------------------------------
                                1,832,701     397,725    127,847         26,464        41,448     2,426,185    (2,703)    2,423,482
                              ------------------------------------------------------------------------------------------------------

 Operation Expenses
 Purchased Gas                  1,154,132      42,697          -              -             -     1,196,829         -     1,196,829

 Purchased Fuel                         -      96,724          -            134             -        96,858         -        96,858

 Operations and Maintenance       166,090     164,401     20,106         16,644        50,359       417,600    (6,230)      411,370

 Depreciation, Depletion and
  Amortization                     70,817      16,620     47,443          4,471         1,503       140,854     3,506       144,360

 Operating Taxes                   76,725      37,639      4,708            748           321       120,141     4,572       124,713

                              ------------------------------------------------------------------------------------------------------
 Total  Operating Expenses      1,467,764     358,081     72,257         21,997        52,182     1,972,281     1,848     1,974,129
                              ------------------------------------------------------------------------------------------------------

Earnings from equity
 investments                            -           -          -          5,657             -         5,657        72         5,729

                              ------------------------------------------------------------------------------------------------------
 Operating Income                 364,937      39,644     55,590         10,124       (10,734)      459,561    (4,479)      455,082
                              ======================================================================================================


                               KeySpan Corporation
                               Segment Information
                        Three Months Ended June 30, 2003
                            (In Thousands of Dollars)

                                                          Energy Investments
                                                     ------------------------------               Total                      Total
                                  Gas       Electric   Gas Exploration     Other      Energy    Operating   Reconcilia-   Consolida-
                             Distribution   Services   and Production   Investments  Services    Segments       tions        tion
                               -----------------------------------------------------------------------------------------------------
 Unaffliated Revenues            732,036     392,345     122,875           28,628     31,482     1,307,366                1,307,366
 Intersegment Revenues                            26                        1,252      1,542         2,820     (2,820)            -
                               -----------------------------------------------------------------------------------------------------
                                 732,036     392,371     122,875           29,880     33,024     1,310,186     (2,820)    1,307,366
                               -----------------------------------------------------------------------------------------------------

 Operation Expenses
 Purchased Gas                   417,484       6,816           -                -          -       424,300          -       424,300

 Purchased Fuel                        -     102,359           -              117          -       102,476          -       102,476

 Operations and Maintenance      163,123     179,794      19,489           19,390     40,520       422,315    (13,750)      408,565

 Depreciation, Depletion and
  Amortization                    66,192      16,188      49,475            4,569      1,789       138,213      3,504       141,717

 Operating Taxes                  53,620      35,114       3,763              724        321        93,542      1,709        95,251

                               -----------------------------------------------------------------------------------------------------
 Total  Operating Expenses       700,419     340,271      72,727           24,800     42,630     1,180,847     (8,537)    1,172,310
                               -----------------------------------------------------------------------------------------------------

 Income from Equity
  Investments                          -           -           -            3,994          -         3,994         36         4,030

                               -----------------------------------------------------------------------------------------------------
 Operating Income                 31,617      52,100      50,148            9,074     (9,606)      133,334      5,753       139,087
                               =====================================================================================================

                               KeySpan Corporation
                               Segment Information
                      Three Months Ended September 30, 2003
                            (In Thousands of Dollars)

                                                          Energy Investments
                                                     ------------------------------               Total                      Total
                                  Gas       Electric   Gas Exploration     Other      Energy    Operating   Reconcilia-   Consolida-
                             Distribution   Services   and Production   Investments  Services    Segments       tions        tion
                               -----------------------------------------------------------------------------------------------------
 Unaffliated Revenues           405,777      438,577      123,052         26,447       38,680    1,032,533                1,032,533
 Intersegment Revenues                            25                       1,252        1,926        3,203     (3,203)            -
                               -----------------------------------------------------------------------------------------------------
                                405,777      438,602      123,052         27,699       40,606    1,035,736     (3,203)    1,032,533
                               -----------------------------------------------------------------------------------------------------

 Operation Expenses
 Purchased Gas                  173,116         (664)           -              -            -      172,452          -       172,452

 Purchased Fuel                       -      133,184            -            129            -      133,313          -       133,313

 Operations and Maintenance     163,372      151,678       19,747         16,709       49,826      401,332      3,091       404,423

 Depreciation, Depletion and
  Amortization                   59,996       16,492       48,641          4,839        1,678      131,646      3,405       135,051

 Operating Taxes                 48,401       35,787        3,669            740          318       88,915      2,875        91,790

                               -----------------------------------------------------------------------------------------------------
 Total  Operating Expenses      444,885      336,477       72,057         22,417       51,823      927,659      9,371       937,030
                               -----------------------------------------------------------------------------------------------------

 Gain on sale of long
  lived assets                   13,974                                                             13,974                   13,974

 Income from Equity
  Investments                         -            -            -          2,727            -        2,727          -        2,727

                               -----------------------------------------------------------------------------------------------------
 Operating Income               (25,134)     102,125       50,995          8,009      (11,216)     124,779    (12,574)      112,205
                               =====================================================================================================